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                                                                     EXHIBIT 4.1


NUMBER                                                                    SHARES
 1147

    INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA SEPTEMBER [ILLEGIBLE]

                         MEDICAL DEVICE ALLIANCE, INC.

        CAPITAL STOCK: 50,000,000 SHARES COMMON STOCK @ $.001 PAR VALUE
                         FULLY PAID AND NON-ASSESSABLE


                           VOID - VOID - VOID -  VOID
This Certifies that  ______________________________________________ is the registered holder of _____________________________________________ Shares
of the Capital Stock of MEDICAL DEVICE ALLIANCE, INC.
transferrable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

     IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this __________________ day of _________________ A.D. 19 ____ .

             VOID - VOID - VOID                           VOID - VOID - VOID
President __________________________          Secretary _______________________



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     For Value Received, _________________________ hereby sells, assign and transfers unto ____________________________________________________
_______________________________________________________________________
Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________ to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

     Dated _____________________ 19 ______

          In presence of

                                                        _____________________
       ___________________________


NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.